Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in this Registration Statement of Woori Finance Holdings Co., Ltd. on Form 20-F of our report dated May 15, 2003 (August 4, 2003 as to Note 42 to the consolidated financial statements), appearing in this Registration Statement.

We also consent to the reference to us under the headings “Item 1C. Auditors” and “Item 10G. Statements by Experts” in such Registration Statement.

DELOITTE & TOUCHE LLC

Seoul Korea

September 25, 2003